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                                                                    EXHIBIT 32.1

                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Interactive Data Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The quarterly report for the quarter ended September 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10- Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003                /s/ Stuart J. Clark
                                        ----------------------------------------

                                        Stuart J. Clark, Chief Executive Officer

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